UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported): June 10, 2024

PINEAPPLE EXPRESS CANNABIS COMPANY

(Exact name of registrant as specified in its charter)

Nevada	333-223963	36-4864568
(State or other jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification Number)

1230 Wilshire Blvd Suite 302

Los Angeles, CA 90025

(Address of principal executive offices)

(888) 245-5703

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CF$ 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On June 11, 2024, Pineapple Express Cannabis Company (the “Company”) announced that its wholly owned subsidiary, Ananas Growth Ventures (“AGV”), had entered into a Revenue Sharing Agreement and Promissory Note (the “Agreement”) with the Company and Pineapple Consolidated, Inc. (“PCI”) to receive fifty percent (50%) of its management fee revenue related to multiple legal cannabis retail operations in Los Angeles, in exchange for a $5 million-dollar promissory note. The Agreement involves operational and to be operational retail dispensaries in Hollywood, Venice Blvd., Van Nuys, Echo Park, Ventura Blvd, Northridge, and the Beverly Grove area of Los Angeles, California. The Agreement calls for the Company to directly receive half of the management fees collected by Pineapple Consolidated, Inc., which currently amounts to ten percent (10%) of retail sales collected per location resulting in five percent (5%) of all retail sales to be received by the Company and AGV. In exchange, AGV will issue a $5 million-dollar promissory note to PCI, bearing one percent (1%) interest per year, and payable at the Company’s and AGV’s discretion with a maturity date of April 20, 2029.

Mr. Matthew Feinstein, who currently serves as Director, President, Chief Executive Officer and Treasurer of the Company, also currently serves as Director at PCI. Accordingly, the Agreement constitutes a related party transaction for the Company pursuant to Item 404 of Regulation S-K.

The description of the Agreement set forth in this Item 1.01 is qualified in its entirety to the full text of the Agreement, which is attached hereto as Exhibit 10.1 and incorporated herein by reference. A copy of the press release associated with the entry into the Agreement is attached as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Revenue Sharing Agreement and Promissory Note, by and between Ananas Growth Ventures, Pineapple Express Cannabis Company, and Pineapple Consolidated, Inc., dated as of June 10, 2024.
99.1	Press Release, dated June 11, 2024, of the Company
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pineapple Express Cannabis Company

Dated: June 11, 2024	By:	/s/ Matthew Feinstein
	Name:	Matthew Feinstein
	Title:	President, CEO and Treasurer